Park Pharmacy Corporation
       Unaudited Pro Forma Combined Financial Statements

The accompanying unaudited pro forma combined financial statements have been prepared to reflect the acquisition of the business operations of Medicine Man, Inc. ("Medicine Man"), a debtor in possession in Case No. 00-80112-G3-11 filed in the United States Bankruptcy Court for the Southern District of Texas, by Park Pharmacy Corporation ("Park")on June 1, 2001. Park acquired Medicine Man effective June 1, 2001 for cash consideration of $1,779,000, including $650,000 held in the bankruptcy estate of Medicine Man.

The unaudited pro forma combined balance sheet combines the March 31, 2001 consolidated balance sheet of Park and the May 31, 2001 balance sheet of Medicine Man and is presented as if the acquisition had occurred on March 31, 2001. The unaudited pro forma combined statements of operations are prepared using the fiscal year ends of each company. The unaudited pro forma combined statement of income for the year ended June 30, 2000 combines the consolidated statement of income of Park for the year ended June 30, 2000 and the statement of income of Medicine Man for the year ended September 30, 2000. The unaudited pro forma combined statement of income for the nine months ended March 31, 2001 combines the consolidated statement of income of Park for the nine month period ended March 31, 2001 and the statement of income of Medicine Man for the eight month period ended May 31, 2001. The one-month period of Medicine Man's operations that is not included in the pro forma presentation does not have a material impact on the combined financial statements. The unaudited pro forma statement of income for the year ended June 30, 2000 also includes the unaudited pro forma results of operations of the following previously reported acquisitions of Park prior to their effective acquisition dates:
Dougherty's Pharmacy, Inc. ("Dougherty's) and Rx-Pro.Com, Inc. ("Rx-Pro") effective January 1, 2000; Total Pharmacy Supply, Inc. effective April 1, 2000; Amedisys Alternate-Site Infusion ("Park Infusion") effective August 1, 2000, and; MJN Enterprises, Inc. ("Total Health Care") effective November 11, 2000. The unaudited pro forma statement of income for the nine months ended March 31, 2001 also includes the unaudited pro forma results of operations of the following previously reported acquisitions of Park prior to their effective acquisition dates: Park Infusion effective August 1, 2000; and Total Health Care effective November 11, 2000. The unaudited pro forma combined statements of income are presented as if the acquisition of Medicine Man and the other acquisitions described above occurred at the beginning of the respective periods.

The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements of Park included in its most recent Forms 10-KSB and 10-QSB, and the historical financial statements of the Medicine Man included
herein.    These pro forma financial statements are not
indicative of the financial position or results of operations that would actually have occurred if the transactions described above had occurred at the dates presented or which may be obtained in the future.

                    PARK PHARMACY CORPORATION

        UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
            FOR THE NINE MONTHS ENDED MARCH 31, 2001


                                                                     (B)
                                                                 Previously
                                                       (A)        Reported       Pro Forma            Pro Forma
                                       Park       Medicine Man   Acquisitions    Adjustments           Balance
                                   ------------   ------------   ------------    -----------         ------------
Total revenues                     $ 30,159,746   $  8,471,072   $  3,118,033    $         -         $ 41,748,851

Cost of goods sold                   18,282,792      6,941,714      1,645,101              -           26,869,607
Selling, general and
   administrative expenses           10,505,017      1,415,562      1,225,682              -           13,146,261
Depreciation and amortization           286,378         15,159         51,401              -              352,938
                                   ------------   ------------   ------------    -----------         ------------

Income from operations                1,085,559         98,637        195,849              -            1,380,045
Interest expense, net                  (379,050)             -        (71,157)       (80,000)(1)         (530,207)

Other income (expense)                   49,057         22,261              -         21,000 (2)           92,318
                                   ------------   ------------   ------------    -----------         ------------

Income before income taxes              755,566        120,898        124,692        (59,000)             942,156

Provision for income taxes             (326,000)             -              -        (84,000)(3)         (410,000)
                                   ------------   ------------   ------------    -----------         ------------

Net income                         $    429,566   $    120,898   $    124,692    $  (143,000)        $    532,156
                                   ============   ============   ============    ===========         ============

Net income per share:
Basic                              $       0.01                                                      $       0.01
                                   ============                                                      ============
Diluted                            $       0.01                                                      $       0.01
                                   ============                                                      ============

Weighted average shares:
Basic                                35,500,000                                                        36,204,000
                                   ============                                                      ============
Diluted                              35,510,000                                                        36,214,000
                                   ============                                                      ============


Notes:

(A) Historical results of operations for the eight-month period ended May 31, 2001 of Medicine Man

(B) Unaudited pro forma results of operations, including pro forma adjustments, of previously reported acquisitions prior to their effective acquisition dates:
        Park Infusion effective August 1, 2000
        Total Health Care effective November 11, 2000

(1) Adjustment to reflect increase in interest expense resulting from additional borrowings incurred, at an average annual rate of 9.5% (Prime plus 0.5%), for the purchase of Medicine
     Man

(2) Adjustment amortizing negative goodwill to income over a twenty-year period

(3) Adjustment to reflect amount of income taxes that would have been incurred if the companies had been combined at the beginning of the year

                    PARK PHARMACY CORPORATION

        UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                FOR THE YEAR ENDED JUNE 30, 2000

                                                                     (B)
                                                                 Previously
                                                       (A)        Reported        Pro Forma           Pro Forma
                                       Park       Medicine Man   Acquisitions     Adjustments           Balance
                                   ------------   ------------   ------------     -----------         ------------
Total revenues                     $ 11,477,179   $ 13,060,539   $ 24,215,180     $         -         $ 48,752,898

Cost of goods sold                    7,473,575     10,828,863     14,500,752               -           32,803,190

Selling, general and
  administrative expenses             3,549,541      2,233,487      9,290,890               -           15,073,918

Depreciation and amortization            85,938         31,600        218,179               -              335,717
                                   ------------   ------------   ------------     -----------         ------------

Income (loss) from operations           368,125        (33,411)       205,359               -              540,073

Interest expense, net                   (78,554)             -       (345,662)        (99,000)(1)         (523,216)

Other income (expense)                  (15,067)        55,317        (64,951)         28,000 (2)            3,299
                                   ------------   ------------   ------------     -----------         ------------

Income before income taxes              274,504         21,906       (205,254)        (71,000)              20,156

Provision for income taxes              (31,630)             -         31,630               - (3)                -
                                   ------------   ------------   ------------     -----------         ------------

Net income                         $    242,874   $     21,906   $   (173,624)    $   (71,000)        $     20,156
                                   ============   ============   ============     ===========         ============

Net income per share,
   basic and diluted               $       0.01                                                       $       0.00
                                   ============                                                       ============
Weighted average shares              31,543,000                                                         36,204,000
                                   ============                                                       ============


Notes:
(A) Historical results of operations for the twelve-month period ended September 30, 2000 of Medicine Man

(B) Unaudited pro forma results of operations, including pro forma adjustments, of previously reported acquisitions prior to their effective acquisition dates:
          Dougherty's and Rx-Pro effective January 1, 2000
          Total Pharmacy effective April 1, 2000
          Park Infusion effective August 1, 2000
          Total Health Care effective November 11, 2000

(1) Adjustment to reflect increase in interest expense resulting from additional borrowings incurred, at an average annual rate of 9% (Prime plus 0.5%), for the purchase of Medicine
     Man

(2) Adjustment amortizing negative goodwill to income over a twenty-year period

(3) Adjustment to reflect amount of income taxes that would have been incurred if the companies had been combined at the beginning of the year

                    PARK PHARMACY CORPORATION

           UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                      AS OF MARCH 31, 2001


                                                                 (A)        Pro Forma            Pro Forma
                                            Park            Medicine Man   Adjustments           Balances
                                        -----------         ------------   -----------         ------------
CURRENT ASSETS:
  Cash                                  $    18,970         $   939,871    $  (650,000)(1)     $   308,841
  Accounts receivable, net                9,233,923             693,595              -           9,927,518
  Inventories                             3,257,612             977,626              -           4,235,238
  Prepaid and other                         288,868              23,818              -             312,686
                                        -----------         -----------    -----------         -----------
     Total current assets                12,799,373           2,634,910       (650,000)         14,784,283

PROPERTY AND EQUIPMENT, net               1,141,759              51,085        (51,085)(2)       1,141,759

SOFTWARE COSTS                            2,245,459                   -              -           2,245,459
GOODWILL, net                             5,324,564                   -              -           5,324,564
OTHER ASSETS                                221,493              30,775        (30,775)(2)         221,493
                                        -----------         -----------    -----------         -----------
     Total assets                       $21,732,648         $ 2,716,770    $  (731,860)        $23,717,558
                                        ===========         ===========    ===========         ===========
CURRENT LIABILITIES:
  Accounts payable                      $ 5,821,609         $ 2,055,783    $(1,779,000)(1)     $ 6,098,392
  Accrued liabilities                       903,091               3,194              -             906,285
  Note payable and current portion
    of long-term debt                     2,753,777               6,857              -           2,760,634
                                        -----------         -----------    -----------         -----------
     Total current liabilities            9,478,477           2,065,834     (1,779,000)          9,765,311

LONG-TERM DEBT, net of current portion    3,946,733              14,343      1,129,000 (3)       5,090,076

FAIR VALUE OF NET ASSETS
   ACQUIRED IN EXCESS OF COST                     -                   -        554,733 (2)         554,733

STOCKHOLDERS' EQUITY:
  Preferred stock                             3,025                   -              -               3,025
  Common stock                                  596               1,000         (1,000)(4)             596
  Additional paid-in capital              7,804,660                   -              -           7,804,660
  Retained earnings                         562,568             635,593       (635,593)(4)         562,568
  Other stockholders' equity                (63,411)                  -              -             (63,411)
                                        -----------         -----------    -----------         -----------
     Total stockholders' equity           8,307,438             636,593       (636,593)          8,307,438
                                        -----------         -----------    -----------         -----------

     Total liabilities and
        stockholders' equity            $21,732,648         $ 2,716,770    $  (731,860)        $23,717,558
                                        ===========         ===========    ===========         ===========

Notes:
(A)  Historical financial position of Medicine man as of May 31,
     2001

(1) Adjustment to remove assets and liabilities associated with the operations of Medicine Man that were not included in the acquisition

(2) Adjustment to record "negative goodwill" resulting from excess of the estimated fair value of net assets acquired over purchase price

(3) Adjustment to reflect additional borrowing incurred for purchase of Medicine Man

(4)  Adjustment to remove equity accounts of Medicine Man